Exhibit 99.01

Credit Suisse Energy Conference February 7, 2008 Bill Klesse Chairman and CEO

2007 Was a Great Year for Valero Financial Earned $7.72 per share from continuing operations, one of our best years ever Purchased 14% of our shares that were outstanding at the end of 2006 · For 2006 and 2007, purchased nearly 20% of our shares that were outstanding at the end of 2005 Raised dividend rate by 50% to $0.48 per year Maintained strong balance sheet Operations Voted Fortune Magazine’s #1 Best Big Company to Work For Restructured retail business, reorganized refinery accounting and procurement for pre-tax savings estimated at $25 million per year (more to come) Successfully commissioned major projects at St. Charles, Houston, Corpus Christi, Ardmore, and Benicia Capital spending came in $700 million (20%) under budget Strategic Sold Lima refinery for $1.9 billion plus $500 million of working capital
Began strategic alternatives discussions for Aruba, Memphis, and Krotz Springs 1

Worldwide Fundamentals Constructive for Refining Margins MMBPD Global Refining Supply and Demand 3.0 Petroleum Demand Growth 2.5 CDU Expansions 2.0 Conversion Capacity Growth (Coker, FCC, HCU) 1.5 1.0 0.5 0.0 2002 2003 2004 2005 2006 2007E 2008E 2009E Source: Industry reports and Valero forecast; includes capacity creep Worldwide demand growth keeping supplies tight High costs and long lead-times affecting growth of refining capacity Existing refinery units less productive, lower utilization 2

GDP Growth Expected to Remain at High Levels 6% U.S. GDP Growth 5% Long-Term (1980-2006) 4% 3.6% 3.1% 2.9% 3% 2.7% 2.5% 2.2% 2.2% 2% 1.6% 1% 0.8% 0% 2001 2002 2003 2004 2005 2006 2007E 2008E 2009E Source: Blue Chip Economic Indicators World GDP Growth 6% Long-Term (1980-2006) 5.3% 5.1% 5.0% 5% 4.7% 4.5% 4.3% 3.9% 4% 3.0% 3% 2.5% 2% 1% 0% 2001 2002 2003 2004 2005 2006 2007E 2008E 2009E Source: average of consultants’ estimates

U.S. Upgrading Downtime MBPD 1,600 PIRA Survey 2007 1,400 Actual 2007 Downtime 1,200 PIRA Survey 2008 1,000 800 600 400 200 0 Jan Feb Mar Apr May Jun Source: PIRA Energy Group as of January 2008 Actual downtime in 2007 greatly exceeded surveyed downtime Downtime increasing due to: · More stringent fuel specifications • More frequent catalyst changes and environmental regulations • Increased emphasis on safety · More complex operations • Inexperienced labor — extends turnarounds Expect actual 2008 downtime to exceed surveyed downtime, again 4

Low Gasoline Inventories 360 U.S. and Europe Commercial Gasoline Inventories 26 U.S. Gasoline Days-of-Supply (millions of barrels) 25 2005 340 24 2004 23 5-Yr Avg 2006 320 22 2008 2008 21 300 2007 20 2007 280 19 Jan Apr Jul Oct Jan Apr Jul Oct Source: PIRA Energy Group as of January 29, 2008 Source: DOE; 2008 through January 25 U.S. and Europe gasoline U.S. days-of-supply at 5-year average inventories ended 2007 at 5-year Incentive to maximize diesel lows production versus gasoline Experiencing normal build in continues inventories ahead of maintenance Growing global competition for Inventories mainly winter-grade gasoline imports · Will come down over next few • Mexican gasoline imports up sharply months 5 $E2 Standard List_Center

Expect Seasonal Expansion in Gasoline Margins 55 Gulf Coast Alkylate Premium to Conv $40 Gulf Coast Gas Crack (per bbl) Unleaded (cents per gallon) $35 50 2008 2007 $30 45 2007 40$ 25 35$ 20 30$ 15 2008 5-Yr Avg 25$ 10 2008 5-Yr Avg 20$ 5 Forward Curve 15$ 0 Jan Apr Jul Oct Jan Apr Jul Oct Source: Platt’s; 2008 through February 1 Source: Platt’s, 2008 through February 1; Forward curve on February 4 Ethanol blending requires more Combination of seasonal demand premium blendstocks growth and tighter specs drive Strong margins for high-quality, low margins higher heading toward RVP components like alkylate summer Summer-grade gasoline more difficult • Forward curve shows higher margins to to make come · Switch in Southern California complete Actual margins could be higher than by early February forward curve · Switch occurs in March/April timeframe for rest of country 6

Diesel Inventories at Historically Low Levels 380 U.S. and Europe Commercial Distillate/Gasoil Inventories (millions of barrels) 2006 360 2005 340 2008 2004 320 2007 300 280 260 Jan Apr Jul Oct Dec Source: PIRA Energy Group as of January 29, 2008 7

Year-Round Demand for Diesel Is Strong 36 Distillate Days-of-Supply $30 Gulf Coast On-Road Diesel Crack (per bbl) 34 2007 $25 2008 32 2008 2007 Forward $20 30Curve $15 28 5-Yr Avg 26$ 10 2008 5-Yr Avg 24$ 5 Jan Apr Jul Oct Jan Apr Jul Oct Source: DOE; 2008 through January 25 Source: Platt’s, 2008 through February 1; LSD prior to May 2006; ULSD after May 2006; Forward curve on February 4 Diesel days-of-supply at 5-year Diesel margins higher than 5-year average average World demand growth is Valero’s growth projects oriented continuing toward diesel Incremental tightening of diesel specs worldwide 90% of Valero distillates price like on-road diesel and jet fuel 8

Feedstock Differentials Remain Wide Sour Crude Differentials to WTI (per bbl) $19 2008 Forecasted Diffs to WTI (per bbl) $19 $16 $16 $13$ 13 Maya $10 Maya $10 Mars Mars $7$ 7 $4$ 4 $1$ 1 2005 2006 2007 2008 Jan Mar Apr May Jun Jul Aug Sep Oct Nov Dec Source: Platt’s; 2008 through February 1 Source: Industry reports Expect feedstock differentials to Worldwide crude supply mix remain wide expected to be stable going forward · Strong worldwide demand for light, • Sour crude oils continue to dominate sweet crude oil to make high-quality worldwide reserves fuels • More high TAN crude entering the Maya heavy sour discounts are market very attractive, even more so for Expect increasing sour crude other heavy sours production in Gulf of Mexico in 2008 Mars medium sour crude Canadian production growing, discounts very strong moving south 9

Building a Better Valero Optimizing Refining Portfolio Investing in Growth Projects at Core Refineries Focusing on Reliability and Cost Efficiency Using Balanced Approach to Allocate Cash Continuing to Seek Acquisitions That Meet Our Criteria Achieve best returns on investment in the industry! best on in the 10

Optimizing Refining Portfolio


Benicia, California
• 170,000 bpd capacity
Wilmington, California
• 135,000 bpd capacity
McKee, Texas
• 170,000 bpd capacity
Three Rivers, Texas
• 100,000 bpd capacity
Corpus Christi, Texas
• 340,000 bpd capacity
Texas City, Texas
• 245,000 bpd capacity
Houston, Texas
• 130,000 bpd capacity
Port Arthur, Texas
• 325,000 bpd capacity
Krotz Springs, Louisiana
• 85,000 bpd capacity
• Under Strategic Evaluation
Quebec, Canada
• 215,000 bpd capacity
Paulsboro, New Jersey
• 195,000 bpd capacity
Delaware City, Delaware
• 210,000 bpd capacity
Lima, Ohio
• 165,000 bpd capacity
• SOLD in 2007
Memphis, Tennessee
• 195,000 bpd capacity
• Under Strategic Evaluation
Ardmore, Oklahoma
• 90,000 bpd capacity
St. Charles, Louisiana
• 250,000 bpd capacity
San Nicholas, Aruba
• 275,000 bpd capacity
• Under Strategic Evaluation
Legend
Valero Marketing Presence
Core Refinery
Non-Core Refinery Under Strategic Evaluation

Capacity shown in terms of crude and feedstock throughput

11

Core Refineries Have Advantages Nelson Complexity Index 2006 % Discounted Feedstocks 13 80% 12 70% 11 10 60% 9 50% 8 40% 7 6 30% Non-Core Core Refineries Non-Core Core Refineries Refineries1 Refineries1 Core refineries have higher Core refineries use cheaper Nelson complexity indices feedstocks · More high-conversion units • More capacity for medium and · Can process low-quality heavy and sour feedstocks feedstocks into clean products [1] “Non-Core Refineries” consist of Lima, Aruba, Krotz Springs, and Memphis 12

Core Refineries Have Advantages 2006 Throughput Gross Margin per Barrel 2006 Return on Capital Employed $14 31% $13 30% $12 $11 29% $10 28% $9 27% $8 $7 26% Non-Core Core Refineries Non-Core Core Refineries Refineries1 Refineries1 Core refineries have higher Core refineries have higher throughput gross margins returns on capital employed · Higher complexity results in • Result of stronger margins and larger spreads between product hist oric capital spending prices and feedstock costs [1] “Non-Core Refineries” consist of Lima, Aruba, Krotz Springs, and Memphis 13

Investing in Growth Projects at Core Refineries Est. Total Annual Cost[1] Start- EBITDA[2] Refinery Project $mm Up $mm IRR[2] Description Crude/ Crude unit expansion — 45 mbpd St. Coker/ $1,400 2010 $350 20% Coker expansion — 10 mbpd Charles Hydrocracker New hydrocracker — 50 mbpd Crude throughput expansion — 75 mbpd Crude/ Port New coker — 45 mbpd Coker/ $2,100 2011 $700 20% Arthur New hydrocracker — 50 mbpd Hydrocracker New distillate hydrotreater — 15 mbpd Combined with benzene removal St. CCR/ World-scale, efficient paraxylene plant $2,000 2012 $500 17% Charles Aromatics Hydrocracker naphtha is an excellent feedstock — reduces gasoline pool Port Coke 10,000 tons per day capacity $2,400 2012 $430 12% Arthur Gasification Produces 450 million ft3/day of hydrogen ROSE/ Postponed New 30 mbpd ROSE unit Quebec Hydrocracker New 30 mbpd hydrocracker $1,800 2012 $340 20% [1] Total project cost includes non-strategic capital costs. Internal rates of return based on strategic portion of capital only [2] Estimated EBITDA and IRR based on average prices for 2004-2006 14

Focusing on Reliability and Cost Efficiency Increasing Mechanical Availability 100% Better 98% Strategic Plan Target US 1st Qtl
US 2nd Qtl 96% US 3rd Qtl 94% US 4th Qtl Worse 92% 2006 2007 2008E 2009E 2010E 2011E Unbudgeted downtime in 2007 cost $2 billion in lost opportunity Problems have been identified, plans are in-place for improvements · Projects: Cat cracker revamps, coker drums repairs, utilities · Completing in 2009 and 2010 15

Focusing on Reliability and Cost Efficiency Improving Energy Efficiency Index EII Points 105 US 4th Qtl Worse 100 US 3rd Qtl Strategic Plan Target 95 US 2nd Qtl 90 US 1st Qtl Better 85 2006 2007 2008E 2009E 2010E 2011E Projects: New hydrogen plant at Corpus Christi and more efficient heater at Benicia, new boilers, heater controls, and operations focus 16

Focusing on Reliability and Cost Efficiency Reducing Non-Energy Operating Costs per EDC $/EDC 110 Worse US 4th Qtl 100 US 3rd Qtl 90 Strategic Plan Target 80 US 2nd Qtl Better US 1st Qtl 70 2006 2007 2008E 2009E 2010E 2011E Reliability improvements, accounting and procurement centralization, contractor efficiencies, and other administrative consolidations 17

Using Balanced Approach to Allocate Cash Capital Expenditures and Stock Buybacks Diluted Shares Outstanding (Wtd. Avg.) Billions Millions $9 680 $8 660 Stock Buybacks $7 Capex and Turnarounds 640 $6 620 $5 600 $4 580 $3 560 $2 $1 540 $0 520 2001 2002 2003 2004 2005 2006 2007 2008E 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 Stock Buybacks Dividends Debt Plan to continue buyback Considering an In 2008, plan to pay down program in 2008 increase again in approximately $640 million of 2008 high-coupon Premcor debt 18

Valero Clearly Advantaged -But Undervalued Geographical Mix of Refining Capacity 14 Nelson Complexity Index 12 RM 10 WC 8 MC 6 GC 4 EC 2 0 DK ALJ WNR HOC TSO FTO SUN VLO1 DK ALJ WNR HOC TSO FTO SUN VLO1 Source: Oil & Gas Journal and Valero estimates Source: Oil & Gas Journal and Valero estimates Volatility of Quarterly Diluted EPS from 10x Price to 2007 Earnings Ratio 180% Cont. Ops. Since 2002 160% 9x 140% 120% 8x 100% 80% 7x 60% 40% 6x 20% 0% 5x HOC TSO FTO SUN VLO DK ALJ WNR HOC TSO FTO SUN VLO Source: Bloomberg Source: Bloomberg, February 4, 2008 [1]VLO figures are for Core refineries and exclude Aruba, Memphis, and Krotz Springs 19

Committed to Creating Long-Term Shareholder Value Most geographically diverse independent refiner in North America Most conversion capacity in North America Committed to safe and environmentally compliant operations Optimizing portfolio · Resulting in a system that can compete in any margin environment Focusing on reliability and cost efficiency · Significant financial opportunity from improvements Using balanced approach to allocate cash · Continuing to return cash to shareholders · Organic projects for earnings and cash flow growth 20

Appendix 21

2007 and 2008 Capital Budget Millions $4,500 Strategic $1,935 Came in below $2,780 Tier II $3,500 budget $40 Sustaining/ $750 Other $325 $1,570 Turnarounds $895 $420 Regulatory $520 $535 $290 2007A 2008E1 2008 estimate includes all 17 refineries Increase in Sustaining/Other primarily due to key reliability projects Increase in Strategic primarily due to initiation of large growth projects [1] 2008 estimated budget includes spending for some projects not yet approved by Board of Directors 22

Major 2007 Growth Projects Est. Total Annual Start Cost[1] EBITDA[2] Refinery Project Up $mm $mm IRR[2] Port Arthur Crude Expansion 1Q07 257 1003 30% Houston Mild Hydrocracker 2Q07 412 28 42% Corpus Christi Iso-Octene Unit Conversion 2Q07 77 48 45% St. Charles Mild Hydrocracker 3Q07 424 218 35% Benicia ULSD Hydrotreater 3Q07 105 43 27% Ardmore ULSD Co-Processor 4Q06 111 8 18% Corpus Christi ULSD Hydrotreater 4Q07 230 62 18% [1] Total project cost includes non-strategic capital costs. Internal rates of return based on strategic portion of capital only [2] Estimated EBITDA and IRR based on average prices for 2004-2006
[3] Port Arthur project estimates based on budgeted utilization rates of coker drums Commissioned Houston and St. Charles mild hydrocrackers and ULSD hydrotreaters at Benicia and Corpus Christi · Ardmore hydrocracker reactor added to unit Corpus Christi MTBE unit converted to iso-octene 23

Safe Harbor Statement Statements contained in this presentation that state the Company’s or management’s expectations or predictions of the future are forward-looking statements intended to be covered by the safe harbor provisions of the Securities Act of 1933 and the Securities Exchange Act of 1934. The words “believe,” “expect,” “should,” “estimates,” and other similar expressions identify forward-looking statements. It is important to note that actual results could differ materially from those projected in such forward-looking statements. For more information concerning factors that could cause actual results to differ from those expressed or forecasted, see Valero’s annual reports on Form 10-K and quarterly reports on Form 10-Q, filed with the Securities and Exchange Commission, and available on Valero’s website at www.valero.com. 24